UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2025

Baker Hughes Company

(Exact name of registrant as specified in charter)

Delaware	1-38143	81-4403168
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

575 N. Dairy Ashford Rd., Suite 100
Houston, Texas	77079-1121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 439-8600

Not Applicable

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKR	The Nasdaq Stock Market LLC
5.125% Senior Notes due 2040 of Baker Hughes Holdings LLC and Baker Hughes Co-Obligor, Inc.	BKR40	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2025 Annual Meeting of Stockholders of Baker Hughes Company (the “Company”) was held on May 20, 2025 (the “Annual Meeting”) to (i) elect nine members to the Board of Directors of the Company (the “Board”) to serve for a one-year term, (ii) vote on an advisory vote related to the Company’s executive compensation program and (iii) vote on the ratification of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2025. Each director nominated was elected, the Company’s executive compensation program was approved, and KPMG LLP was ratified as the Company’s independent registered public accounting firm for fiscal year 2025.

As of March 24, 2025, the record date, there were 990,349,581 shares of Class A common stock (the “Common Stock”) issued and outstanding and entitled to vote at the Annual Meeting. There were 909,695,011 shares of Common Stock represented in person or by proxy at the Annual Meeting, constituting a quorum. The affirmative vote of the holders of shares of Common Stock having a majority of the votes cast by the holders of all of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote on the matter was required for the election of directors. The affirmative vote of the holders of shares of Common Stock having a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on such matter was required for the approval of the Company’s executive compensation program and the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year 2025.

The number of votes for, against, abstentions and broker non-votes for the election of each director was as follows:

Name	Number of Votes FOR	Number of Votes AGAINST	Abstain Votes	Broker Non-Votes
W. Geoffrey Beattie	845,311,237	30,542,668	683,316	33,157,789
Abdulaziz M. Al Gudaimi	861,471,536	14,378,783	686,901	33,157,789
Gregory D. Brenneman	860,075,325	15,955,695	506,201	33,157,789
Cynthia B. Carroll	832,522,333	43,090,274	924,615	33,157,789
Michael R. Dumais	814,169,902	60,552,789	1,814,530	33,157,789
Shirley A. Edwards	875,488,575	545,188	503,458	33,157,789
John G. Rice	858,243,603	17,792,679	500,939	33,157,789
Lorenzo Simonelli	818,084,364	57,908,942	543,915	33,157,789
Mohsen M. Sohi	873,495,829	2,524,407	516,935	33,157,839

The number of votes for, against, abstentions and broker non-votes with respect to the advisory vote related to the Company’s executive compensation program was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstain Votes	Broker Non-Votes
811,713,298	62,006,455	2,817,468	33,157,789

The number of votes for, against, abstentions and broker non-votes with respect to the ratification of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2025 was as follows:

Number of Votes FOR	Number of Votes AGAINST	Abstain Votes	Broker Non-Votes
904,289,207	3,316,309	2,089,494	—

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKER HUGHES COMPANY

Date: May 22, 2025	By:	/s/ Fernando Contreras
Fernando Contreras
Vice President, Chief Compliance Officer and Corporate Secretary